Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “First Amendment”) is dated effective as of the 2 day of March, 2012, and is to be and become part of that certain Purchase and Sale Agreement between WELLS VAF-PARKWAY AT OAK HILL, LLC, as Seller therein, and ROROSA, INC., as Purchaser therein, dated as of March 12, 2012, (the “Agreement”) for the purchase and sale of certain property (the “Property”) containing all that tract or parcel of real property located in Austin, Texas and as more particularly described in the Agreement.

WITNESSETH

WHEREAS, the parties have agreed to adjust the Purchase Price as more particularly set forth herein;

NOW THEREFORE, for and in consideration of the mutual covenants contained herein, One and No/100ths Dollar ($1.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1.     All terms used herein with an initial capital letter and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

2.    The Purchase Price described in Section 2.4 of the Agreement is hereby reduced to Thirty One Million Three Hundred Thousand and No/100 Dollars ($31,300,000).

3.    The brokerage commission due to Buyer's Broker set forth in Section 10.1 of the Agreement is hereby reduced by Fifty Thousand and No/100 Dollars ($50,000).

4.    This First Amendment may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Facsimile signatures shall be considered binding and original signatures.

EXCEPT AS MODIFIED HEREIN, all other terms, covenants, conditions and obligations of the Agreement shall remain in full force and effect, and are hereby ratified and confirmed by the parties.

[SIGNATURES CONTAINED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Purchase and Sale Agreement to be executed as of the date set forth above.

SELLER: Date: _April 2 , 2012
Wells VAF - Parkway at Oak Hill, LLC,
a Delaware limited liability company

By:Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, its sole member

By:Wells Investment Management Company, LLC, a Georgia limited liability company, its manager

By: /s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Senior Vice President

PURCHASER: Date: _April 2 , 2012	RORASA, INC., a Texas corporation By: /s/ Jorge L. Sevilla JORGE L. SEVILLA, President

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